UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 29, 2004

RAYTHEON COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13699	95-1778500
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

870 Winter Street Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 522-3000

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1 Press Release issued by Raytheon Company dated July 29, 2004.

ITEM 12 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 29, 2004, Raytheon Company issued a press release announcing financial results for the second quarter of fiscal year 2004. A copy of the press release is furnished with this report as Exhibit 99.1. The information in this Current Report on Form 8-K and the Exhibit attached is furnished in accordance with SEC Release No. 33-8216 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2004

RAYTHEON COMPANY

By:	/s/ Biggs C. Porter
Biggs C. Porter
Vice President and Corporate Controller
(Chief Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated July 29, 2004 issued by Raytheon Company